Summary Prospectus January 28, 2014
Virtus Global Commodities Stock Fund
A: VGCAX	C: VGCCX	I: VGCIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 214 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 104 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00	%(a)	1.00	%(b)	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses(c)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.91%	2.66%	1.66%
(a)
  Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.
(b)
  The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c)
  The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$758	$1,141	$1,547	$2,679
Class C	Sold	$369	$826	$1,410	$2,993
	Held	$269	$826	$1,410	$2,993
Class I	Sold or Held	$169	$523	$902	$1,965
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Investments, Risks and Performance
Principal Investment Strategies
The fund offers investors exposure to commodities-related investments in markets located throughout the world, including emerging market countries. Under normal circumstances, the fund invests globally at least 80% of its assets in stocks of companies principally engaged in the base metals, precious metals, energy, and agriculture group of industries. The fund will concentrate its investments in this commodities-related group of industries. The fund is a non-diversified portfolio and will consist primarily of common and preferred stocks, but may contain commodity-related exchange-traded funds (“ETFs”) and commodities-linked notes. The fund will primarily hold securities of companies listed on global securities exchanges or quoted on established over-the-counter markets, or American Depositary Receipts (ADRs). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Under normal circumstances, the fund will hold at least 40% of its assets in non-U.S issuers and ETFs and/or commodities-linked notes providing exposure to non-U.S markets. The fund intends to diversify its investments among countries and normally have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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  Commodities Concentration Risk.  The risk that events negatively affecting the base metals, precious metals, energy and agriculture industries in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in commodities-related investments, the fund is more vulnerable to conditions that negatively affect commodities-related companies and investments as compared to a fund that is not significantly invested in such companies.
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  Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.
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  Depositary Receipts.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
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  Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.
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  Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q3/2012:	13.70%	Worst Quarter:	Q2/2013:	-12.14%
Average Annual Total Returns (for the periods ended 12/31/13)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (3/15/11)
Class A
Return Before Taxes	-9.35%	-4.81%
Return After Taxes on Distributions	-9.35%	-4.89%
Return After Taxes on Distributions and Sale of Fund Shares	-5.29%	-3.54%
Class C
Return Before Taxes	-4.38%	-3.43%
Class I
Return Before Taxes	-3.50%	-2.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.29%	16.46%
MSCI AC World Commodity Producer Sector Capped Index (net) (reflects no deduction for fees, expenses or taxes)	-0.45%	-3.32%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI AC World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agricultural sectors. Each of the three sectors are equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is BMO Asset Management Corp. (“BMO AM”), with Coxe Advisors, LLP (“Coxe”) serving as sub-subadviser.
Portfolio Management
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  Donald G. M. Coxe,  Chairman and Portfolio Strategist of Coxe, is a manager of the fund. Mr. Coxe has served as a Portfolio Manager of the fund since inception in March 2011.
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  Ernesto Ramos, PhD,  Managing Director and Head of Equities of BMO AM, is a manager of the fund. Dr. Ramos has served as a Portfolio Manager of the fund since February 2012.
Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8450	1-14